United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 6, 2013

Endeavour International Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-32212
(State or other jurisdiction of incorporation)	(Commission file Number)

811 Main Street, Suite 2100, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

(713) 307-8700

Registrant’s telephone number, including area code

None

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 2.02. Results of Operations and Financial Condition.

On November 6, 2013, we issued a press release with respect to our third quarter 2013 financial and operational results. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The press release contains measures (discussed below) that may be deemed non-GAAP financial measures as defined in Item. 10 of Regulation S-K under the Securities and Exchange Act of 1934 (the “Exchange Act”). The most directly comparable generally accepted accounting principles (GAAP) financial measures and information reconciling the GAAP and non-GAAP financial measures are also included in the press release.

In the press release, we refer to certain non-GAAP financial measures we call net income as adjusted and adjusted EBITDA. Management believes these measures are key metrics for the Company and our ability to internally fund capital expenditures and service existing debt. Management believes these non-GAAP financial measures are useful information to investors because they exclude non-operating fluctuations in assets and liabilities and are widely used by professional research analysts in the valuation, comparison, rating and investment recommendations of companies within the oil and gas exploration and production industry.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item. 7.01. Regulation FD Disclosure.

The information set forth under Item 2.02 of this Current Report on Form 8-K and the slide presentation attached as Exhibit 99.2 are hereby incorporated in Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information, including Exhibits 99.1 and 99.2, be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated November 6, 2013.

99.2	Slide Presentation for Third Quarter 2013 Earnings Review.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endeavour International Corporation

By:	/s/ Stanley W. Farmer
Stanley W. Farmer
Vice President and Chief Accounting Officer

Date: November 6, 2013